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                                                                 EXHIBIT (j)(2)





                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Experts" and to the use of our report dated November 10, 2000, which is incorporated by reference in this Registration Statement (Form N-1A 333-76651) of TIAA-CREF Institutional Mutual Funds.


/s/ Ernst & Young LLP

ERNST & YOUNG LLP

New York, New York
January 29, 2001